                            SCHEDULE 14a INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      THE PAYDEN & RYGEL INVESTMENT GROUP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(I)(l) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

The Payden & Rygel Investment Group
333 South Grand Avenue, 32nd Floor
Los Angeles, California 90071



October 9, 1998



Dear Shareholder:

        You are cordially invited to attend a Special Meeting of Shareholders of the Payden & Rygel Global Balanced Fund, Payden & Rygel International Equity Fund and Payden & Rygel European Growth & Income Fund (each, a "Fund"), each of which is a separate series of The Payden & Rygel Investment Group (the "Company"), to be held at the at the above address on Monday, November 9, 1998, at 10:00 a.m., Pacific Time.

        AT THIS MEETING, THE SHAREHOLDERS OF EACH FUND WILL BE ASKED TO RATIFY A NEW SUB-ADVISORY AGREEMENT FOR THAT FUND, SUBSTITUTING METZLER-PAYDEN, LLC ("METZLER/PAYDEN") FOR SCOTTISH WIDOWS INVESTMENT MANAGEMENT LIMITED AS SUB-ADVISER TO THE FUND. METZLER/PAYDEN IS A JOINT VENTURE BETWEEN PAYDEN & RYGEL, WHICH IS THE ADVISER TO EACH FUND, AND METZLER ASSET MANAGEMENT GMBH, AN AFFILIATE OF B. METZLER SEEL. SOHN & CO. HOLDING AG ("METZLER") OF FRANKFURT, GERMANY, A MAJOR GERMAN FINANCIAL INSTITUTION. THE BOARD OF TRUSTEES OF THE COMPANY HAS CONCLUDED THAT APPOINTING METZLER/PAYDEN AS SUB-ADVISER TO EACH FUND WOULD BE IN THE BEST INTEREST OF EACH FUND AND ITS SHAREHOLDERS AND RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL ON THE PROXY CARD INCLUDED WITH YOUR PROXY STATEMENT.

        The change will not affect the advisory fees paid by each of the Funds, and we believe that it will permit closer integration of, and oversight by, the Adviser to each of the Funds, Payden & Rygel, in the investment process for each Fund. Details of the proposal are contained in the accompanying Proxy Statement, which we urge you to read. Your prompt response will ensure that your shares are counted at the meeting, that a quorum is present at the meeting to conduct business and that the expense of additional solicitation of proxies from shareholders can be avoided.

        Your continued support is appreciated.

Sincerely,


Joan A. Payden
Chairman and Chief Executive Officer

                         PLEASE FILL IN, DATE, SIGN AND
                        PROMPTLY MAIL THE ENCLOSED PROXY

                       THE PAYDEN & RYGEL INVESTMENT GROUP
                        (A MASSACHUSETTS BUSINESS TRUST)

        333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071

                 NOTICE OF A SPECIAL MEETING OF THE SHAREHOLDERS

                       PAYDEN & RYGEL GLOBAL BALANCED FUND
                    PAYDEN & RYGEL INTERNATIONAL EQUITY FUND
                  PAYDEN & RYGEL EUROPEAN GROWTH & INCOME FUND

                     TO BE HELD ON MONDAY, NOVEMBER 9, 1998

        Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of each of the Payden & Rygel Global Balanced Fund, Payden & Rygel International Equity Fund and Payden & Rygel European Growth & Income Fund (each, a "Fund"), each of which is a separate series of The Payden & Rygel Investment Group (the "Company"), will be held at the Company's offices at 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071, on Monday, November 9, 1998, at 10:00 a.m. (Pacific Time). The Meeting will be held for the following purposes:

        1. To ratify a new Sub-Advisory Agreement with respect to each Fund; and

        2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

        The Board of Trustees has fixed the close of business on September 30, 1998, as the record date for the determination of shareholders of each Fund entitled to receive notice of and to vote at the Meeting or any adjournment thereof.

        PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE POSTAGE PREPAID ENVELOPE PROVIDED WITH THE PROXY STATEMENT. YOUR PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT THAT YOU ATTEND THE MEETING.

                                            By Order of the Board of Trustees,


                                            Edward S. Garlock, Secretary

October 9, 1998

--------------------------------------------------------------------------------

                                    IMPORTANT
        YOU MAY HELP AVOID THE EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------

                       THE PAYDEN & RYGEL INVESTMENT GROUP

        333 SOUTH GRAND AVENUE, 32ND FLOOR, LOS ANGELES, CALIFORNIA 90071

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

--------------------------------------------------------------------------------

                         SPECIAL MEETING OF SHAREHOLDERS

                       PAYDEN & RYGEL GLOBAL BALANCED FUND
                    PAYDEN & RYGEL INTERNATIONAL EQUITY FUND
                  PAYDEN & RYGEL EUROPEAN GROWTH & INCOME FUND

                                NOVEMBER 9, 1998

--------------------------------------------------------------------------------

        The enclosed Proxy is being solicited by the Board of Trustees of The Payden & Rygel Investment Group, (the "Company") for use at the Special Meeting of Shareholders (the "Meeting") of each of the Payden & Rygel Global Balanced Fund, Payden & Rygel International Equity Fund and Payden & Rygel European Growth & Income Fund (each, a "Fund"), each of which is a separate series of the Company, to be held at the Company's principal office at 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071, on Monday. November 9, 1998, at 10:00 a.m. (Pacific Time), or at any adjournment or adjournments thereof.

        Every properly executed Proxy returned in time to be voted at the Meeting will be voted as specified with respect to the proposal to ratify a new Sub-Advisory Agreement (the "Proposal"). If no specification is made, the Proxy will be voted in favor of the proposal. Anyone giving a Proxy may revoke it prior to its exercise by filing with the Company a written notice of revocation, by delivering a duly executed Proxy bearing a later date, or by attending the Meeting and voting in person.

        The cost of the Proxies and related material will be borne by each Fund. In addition to solicitation by mail, Proxies may be solicited by telephone, telegram or otherwise and by officers and employees of the Funds' adviser, Payden & Rygel (the "Adviser"), the Funds' distributor, Payden & Rygel Distributors, or the Company, in each case without additional compensation.

        The Proxy Statement and the accompanying form of Proxy are first being mailed to shareholders on or about October 9, 1998.

        A shareholder's interest in any of the Funds is represented by shares of beneficial interest ("Shares") issued by the Company with respect to that Fund. At the close of business on September 30, 1998, the record date fixed by the Board of Directors for the determination of shareholders of each Fund entitled to notice of and to vote at the Meeting, the outstanding Shares of each Fund were as follows:

Fund                                                          Shares Outstanding
----                                                          ------------------
Payden & Rygel Global Balanced Fund

Payden & Rygel International Equity Fund

Payden & Rygel European Growth & Income Fund


For each Fund, each outstanding Share of the Fund is entitled to one vote for each full Share of stock and a fractional vote for each fractional Share of stock.

        As of the record date, the following persons owned of record more than 5% of the outstanding Shares of one or more of the Funds. The Company has no information regarding the beneficial ownership of such Shares:

Payden & Rygel Global Balanced Fund

[Shareholder name and address, number of shares, percentage ownership]

Payden & Rygel International Equity Fund

[Shareholder name and address, number of shares, percentage ownership]

Payden & Rygel European Growth & Income Fund

[Shareholder name and address, number of shares, percentage ownership]

As of the record date, no other person owned of record more than 5% of the outstanding Shares of any of the Funds. As of the record date, the officers and
directors of the Company as a group beneficially owned approximately:   % of the
outstanding Shares of the Payden & Rygel Global Balanced Fund,   % of the
outstanding Shares of the Payden & Rygel International Equity Fund, and   % of
the outstanding Shares of the Payden & Rygel European Growth & Income Fund.

        If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the approval of a majority of those Shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the Proposal in favor of any such adjournment, and will vote those proxies required to be voted AGAINST the Proposal against any such adjournment.

             THE PROPOSAL - TO RATIFY THE NEW SUB-ADVISORY AGREEMENT

        At the Meeting, the shareholders of each of the Funds will be asked to ratify a new sub-advisory agreement (the "New Agreement") which has been approved by the Board of Trustees and became effective with respect to each Fund on October 1, 1998, subject to ratification by the shareholders of the Fund. The New Agreement substitutes Metzler-Payden, LLC ("Metzler/Payden") for Scottish Widows Investment Management Limited ("SWIM") as Sub-adviser to the Funds. As described in greater detail below under "Background Information," Metzler/Payden is a joint venture between Payden & Rygel, the Adviser to each of the Funds, and Metzler Asset Management GmbH, an affiliate of B. Metzler seel. Sohn & Co. Holding AG ("Metzler") of Frankfurt, Germany, a major German financial institution. Based on its consideration of a number of factors, as described below, the Board of Trustees of the Company is proposing that the shareholders of each Fund ratify the New Agreement. The New Agreement is attached as Exhibit A to this Proxy Statement.

        The terms of the New Agreement are identical in all material respects to the existing Subadvisory Agreement between the Adviser and SWIM, dated December 5, 1996 (the "1996 Agreement"), for the Payden & Rygel Global Balanced Fund and the Payden & Rygel International Equity Fund, and the existing Subadvisory Agreement between the Adviser and SWIM, dated June 27, 1997 (the "1997 Agreement"), for the Payden & Rygel European Growth & Income Fund, except for its effective date and the fees to be paid Metzler/Payden by the Adviser. Further information concerning the New Agreement is found below under "Background Information."

        The 1996 Agreement was approved by the initial shareholder of the Global Balanced Fund and the International Equity Fund on December 5, 1996. The 1997 Agreement was approved by the initial shareholder of the European Growth & Income Fund on June 27, 1997.

        At a meeting held on September 3, 1998, and called for the purpose of voting on such actions, the Board of Trustees of the Company, including a majority of the Trustees who are not "interested persons" of the Company as defined in the Investment Company Act of 1940, as amended (the "1940 Act") approved (a) substituting Metzler/Payden for SWIM as Sub-adviser to each of the Funds, effective October 1, 1998, and (b) the New Agreement with Metzler/Payden with respect to each of the Funds, subject to the ratification of the New Agreement by the respective shareholders of each of the Funds.

        In connection with their approval of the New Agreement, the Board of Trustees considered management's and the Adviser's recommendation to approve the change in Sub-adviser, as well as its determination that each of the Funds would achieve a number of benefits by making such change. Such benefits include closer integration of, and oversight by, Payden & Rygel of the investment process for each of the Funds; a more stable, long-term partner for the investment management of each of the Funds; and the potential increase in the asset base of each Fund by taking advantage of potential investors introduced by Metzler. Based on the consideration of these benefits, as well as such other factors as the quality of the professional personnel engaged in Metzler/Payden's investment advisory business, and the fact that there will be no change in the fee paid by each Fund for the investment advisory services provided by the Adviser and Metzler/Payden, the Board of Trustees concluded that substituting Metzler/Payden in place of SWIM as Sub-adviser to each Fund would be in the best interest of each Fund and its shareholders.

        REQUIRED VOTE. As approved by the Board of Trustees on September 3, 1998, and as permitted by the regulations under the 1940 Act, Metzler/Payden has been acting as Sub-adviser to each of the Funds pursuant the New Agreement since October 1, 1998. However, the regulations under the 1940 Act provide that Metzler/Payden's continued service as Sub-adviser for each of the Funds requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund no later than January 29, 1999. Under the 1940 Act, this means approval by the lesser of (a) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy thereat, or (b) more than 50% of the outstanding voting securities of the Fund.

        Approval of the New Agreement with respect to each Fund is not conditioned on approval of the New Agreement by the other Funds. If the shareholders of a Fund do not ratify the New Agreement, the Board of Trustees will take such further action as it may deem to be in the best interests of the shareholders, which may include re-proposing the New Agreement to the shareholders of the Fund, direct management of the Fund by Payden & Rygel, or retention of another Sub-adviser.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS RATIFICATION OF THE NEW AGREEMENT WITH METZLER/PAYDEN.

                     --------------------------------------

                             BACKGROUND INFORMATION

        DESCRIPTION OF THE NEW AGREEMENT. Under the terms of the New Agreement, Metzler/Payden will provide each of the Funds with portfolio management services subject to the supervision and direction of the Adviser and the Company's Board of Trustees and in accordance with the policies stated in the Company's SEC Registration Statement and governing securities laws and regulations. These services include investment research and management, determination of what securities to purchase, retain or sell, and placement of orders for execution of transactions.

        Sub-adviser Compensation.. Each of the Funds pays the Adviser a monthly fee at the following annual rate: International Equity Fund - 0.60% of the first $1 billion of average daily net assets of the Fund, and 0.40% thereafter; Global Balanced Fund - 0.50% of the first $1 billion of average daily net assets of the Fund, and 0.40% thereafter; and European Growth & Income Fund - 0.50% of the first $2 billion of average daily net assets of the Fund, and 0.40% thereafter. Under the 1996 Agreement and the 1997 Agreement, the Adviser paid SWIM (a) for each of the International Equity Fund and Global Balanced Fund, 0.40% of the first $1 billion of the average daily net assets of the Fund's assets allocated to SWIM, and 0.30% thereafter, and (b) for the

 European Growth & Income Fund, 50% of the advisory fee earned and received by the Adviser. Such fees were correspondingly reduced on a pro rata basis by any reduction in the advisory fee paid to the Adviser as a result of any voluntary, statutory or regulatory limitation on investment company expenses. The aggregate compensation paid to SWIM by the Adviser with respect to each of the Funds for the fiscal year ending October 31, 1997 pursuant to the 1996 Agreement and the 1997 Agreement was as follows: International Equity Fund - $________, ________; Global Balanced Fund - $__,____; European Growth & Income Fund - $__,____. All of these fees were paid by the Adviser and were not separate expenses of any of the Funds.

        Under the New Agreement, the Adviser will pay to Metzler/Payden with respect to each Fund as compensation for Metzler/Payden's services to each Fund during the term of the New Agreement a monthly fee at the following annual rates:

        (a) For the period from October 1, 1998 through the shareholder vote at the Meeting: The same fee which would have been paid to SWIM.

        (b) For the period following the shareholder vote at the Meeting: 100% of the advisory fee earned and received by the Adviser for the Fund in question. Such fees will be paid by the Adviser (and not by the Company) and will be correspondingly reduced on a pro rata basis by any reduction in the fees paid to the Adviser as a result of any voluntary, statutory or regulatory limitation on investment company expenses.

        Pursuant to its terms, the New Agreement commenced on October 1, 1998, with the termination of SWIM and the appointment of Metzler/Payden as Sub-adviser by the Board of Trustees of the Company. Assuming shareholder ratification of the New Agreement at the Meeting, the New Agreement will remain in effect for an initial two-year period and will continue in full force and effect for periods of one year thereafter so long as such continuance with respect to each of the Funds is approved at least annually (a) by either the Trustees of the Company, or by vote of a majority of the outstanding voting Shares (as defined in the 1940 Act) of such Fund, and (b) in either event by the vote of a majority of the Trustees of the Company who are not parties to the New Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The New Agreement may be terminated at any time without penalty by the Company or the Adviser on 60 days' prior written notice or by Metzler/Payden on 120 days' prior written notice. The New Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

        INFORMATION REGARDING THE PROPOSED SUB-ADVISER. Metzler-Payden, LLC is located at 333 South Grand Avenue, 31st Floor, Los Angeles, California 90071. It is a joint venture between Payden & Rygel, the Adviser to the Funds, and Metzler Asset Management GmbH, an affiliate of B. Metzler seel. Sohn & Co. Holding AG ("Metzler") of Frankfurt, Germany, a major German financial institution. It is owned 50% by Payden & Rygel and 50% by MP&R Ventures, Inc. a Metzler affiliate.

        Metzler Asset Management is one of the leading investment managers in Germany, managing assets totaling over DM11 billion for institutional clients and mutual funds, including

European equity and balanced funds. The Adviser has served as the investment adviser to each of the Funds since their inception and has more than $27 billion in assets under management, including over $5 billion in global securities. Employees of the Adviser and of one or more of the Metzler affiliates serve in equal numbers on Metzler/Payden's Investment Policy Committee, and based on SEC regulation and practice, are deemed to be associated persons of Metzler/Payden. In addition, their employees provide investment advisory and other services on behalf of Metzler/Payden. The Investment Policy Committee is responsible for setting the broad investment parameters or policies applicable to each of the firm's clients, including the Funds. Metzler/Payden does not currently act as investment adviser to any other investment company.

        Retention of Metzler/Payden did not change the investment process applicable to the European Growth & Income Fund, and did not significantly change the investment process applicable to the Global Balanced Fund.

        With respect to the International Equity Fund, the Adviser and Metzler/Payden have shifted the investment process somewhat from the previous, primarily bottom up, approach. The selection of the European stock segment of the Fund's portfolio, which currently constitutes approximately 70% of the total portfolio, will continue to utilize a bottom up approach. The remainder of the portfolio, which currently consists primarily of Asian stocks, will now be constructed using a top down approach and will be implemented primarily with the use of World Equity Benchmark Shares ("WEBS"), as well as individual stock selection. WEBS, which are already used to a limited extent in the European Growth & Income Fund, are similar to Standard & Poor's Depositary Receipts (SPDRs) currently used by some of the Company's other portfolios. WEBS are issued in a number of country specific Index Series by an investment company. The investment objective of each of the Index Series is to seek to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in particular markets, as represented by the particular equity series index, e.g., the MSCI Japan Index. This is similar to the process currently employed by the Adviser for the Global Balanced Fund, although the process is implemented there with futures.

        Metzler/Payden will pay expenses incurred by it in providing services to the Fund, except for costs payable by any of the Funds or the Adviser, and its advisory fees will not be a separate expense of any of the Funds.

        Metzler/Payden will hold the Adviser and the Company harmless from any liability arising from its portfolio management responsibilities to each of the Funds which may be based on its gross negligence, willful misconduct or bad faith in the performance of its duties, or reckless disregard of its obligations and duties under the New Agreement, or based on any untrue statement or omission of a material fact required to be stated in the Company's Registration or Proxy Statements or other regulatory filings, if such statement or omission was made in reliance upon information furnished by Metzler/Payden for inclusion in such regulatory filings.

        The name, position with Metzler/Payden and principal occupation of each executive officer and director of Metzler/Payden are set forth in the following table. The business address of these individuals is as follows: Ms. Payden and Messrs. Weiner and Matthews, 333 South Grand Avenue, 31st Floor, Los Angeles, California 90071; Messrs. Enste and Baur, Grosse

Gallusstrasse 18, 60311 Frankfurt am Main, Germany; and Mr. Neal, 1201 Third Avenue, 14th Floor, Seattle, Washington 98101.

                               Position with
Name                           Metzler/Payden               Principal Occupation
----                           --------------               --------------------
Joan A. Payden                 Chairman                     President, Payden & Rygel; Chairman,
                               and Director                 CEO and Trustee, The Payden & Rygel
                                                            Investment Group

Norbert F. J. Enste            Vice Chairman                Principal, B. Metzler seel. Sohn & Co.
                               and Director                 Holdings KGaA (a German bank)(since
                                                            January 1997); Chairman, Supervisory
                                                            Board, Metzler Investment GmbH (an
                                                            investment management company)(since
                                                            January 1996)

Scott J. Weiner                President, CEO               Senior Vice President, Payden & Rygel
                               and Director

Bernd Baur                     Director                     Managing Director and Chief Investment
                                                            Officer, Metzler Investment GmbH (an
                                                            investment management company)

Brian W. Matthews              Director                     Senior Vice President, Payden & Rygel

James L. Neal                  Director                     Vice President, Metzler North American
                                                            Corporation

Pursuant to the terms of the joint venture agreement between Payden & Rygel and Metzler Asset Management GmbH, each of the joint venture partners selects one-half of the individuals for election to the Board of Directors of Metzler/Payden.

        FUND ADVISER, ADMINISTRATOR AND DISTRIBUTOR. Payden & Rygel, the Adviser to each of the Funds is located at 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071. Joan Payden, Christopher Orndorff and John Isaacson, who are directors of the Trust, are also principals of the Adviser.

        Treasury Plus, Inc., a wholly owned subsidiary of the Adviser, serves as the Administrator to each of the Funds, and the Shares of each of the Funds are distributed through Payden & Rygel Distributors, which is also a wholly owned subsidiary of the Adviser. Treasury Plus, Inc. and Payden & Rygel Distributors are both located at the same address as the Adviser. For providing administrative services to each of the Funds, the Administrator receives a monthly fee at the annual rate of 0.06% of the daily net assets of each Fund. For the fiscal year ending October 31, 1997, the Administrator received the following compensation from the Funds:

International Equity Fund - $__,___; Global Balanced Fund - $__,____; European Growth & Income Fund - $__,____.

        COMPANY REPORTS. A shareholder may obtain a copy of the Company's Annual Report for the period ended October 31, 1997, or of its Semi-Annual Report for the period ended April 30, 1998, without charge, by writing The Payden & Rygel Investment Group, 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071, or by calling 1-800-572-9336.

        SHAREHOLDER PROPOSALS. The Company is not required, and does not intend, to hold annual or other periodic meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Company at the address set forth on the cover of this Proxy Statement so that they will be received by the Company in a reasonable period of time prior to any such meeting, as determined by the Board of Directors, and must satisfy all other legal requirements.

        OTHER MATTERS TO COME BEFORE THE MEETING. The Directors do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card will vote on any other matter properly brought before the Meeting in accordance with the views of management.

ALL SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY BALLOT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                    EXHIBIT A

                       THE PAYDEN & RYGEL INVESTMENT GROUP

                      SUB-ADVISORY AGREEMENT BY AND BETWEEN
                     PAYDEN & RYGEL AND METZLER-PAYDEN, LLC

        This Sub-advisory Agreement is made as of October 1, 1998, by and between Payden & Rygel, a California corporation (the "Adviser"), and Metzler-Payden, LLC, a limited liability company organized under the laws of Delaware (the "Sub-adviser").

        WHEREAS, the Adviser has by separate contract agreed to serve as the investment adviser to the Payden & Rygel European Growth & Income Fund, Payden & Rygel International Equity Fund and Payden & Rygel Global Balanced Fund (each a "Fund," and collectively the "Funds"), each of which is an investment portfolio of The Payden & Rygel Investment Group (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company consisting of one or more investment series of shares, each having its own assets and investment policies;

        WHEREAS, the Adviser's contract with the Trust allows it to delegate certain investment advisory services for the Trust with respect to each of the Funds to other parties; and

        WHEREAS, the Adviser desires to retain the Sub-adviser to perform certain investment advisory services for the Trust with respect to each of the Funds, and the Sub-adviser is willing to perform such services;

        WHEREAS, pursuant to Section 15 of the 1940 Act and Rule 15a-4 pursuant to the 1940 Act, the appointment of the Sub-adviser and the effectiveness of this Agreement are subject to the approval of a majority of the outstanding shares of each Fund at a special shareholders meeting (the "Shareholder Vote");

        NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

        1.     SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE TRUST.

               (a) Investment Program. Subject to the control and supervision of the Board of Trustees of the Trust and the Adviser, the Sub-adviser will, at its expense, continuously furnish to each of the Funds an investment program for such portion, if any, of Fund assets that is allocated to it by the Adviser from time to time. With respect to such assets, the Sub-adviser will make investment decisions and will place all orders for the purchase and sale of portfolio securities. In the performance of its duties, the Sub-adviser will act in the best interests of each such Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act, (ii) the terms of this Agreement, (iii) the investment objective, policies, and restrictions of each such Fund as stated in the then-current Registration Statement of the Trust, and (iv) such other guidelines as the Trustees or Adviser may establish. The Adviser shall be responsible for providing the Sub-adviser with current copies of the materials specified in Subsections (a)(iii) and (iv) of this Section 1. At such times as may be reasonably requested by the Board or the Adviser, the Sub-adviser will provide them with economic and investment analysis and reports, and make available to the Board any economical, statistical, or investment services, normally available to similar investment company clients of the Sub-adviser.

               (b) Availability of Personnel. The Sub-adviser, at its expense, will make available to the Trustees and the Adviser at reasonable times its portfolio managers and other appropriate personnel in order to review investment policies of each such Fund and to consult with the Trustees and the Adviser regarding the investment affairs of each such Fund, including economic, statistical, and investment matters relevant to the Sub-adviser's duties hereunder, and will provide periodic reports to the Trustees and the Adviser relating to the portfolio strategies it employs.

               (c) Salaries and Facilities. The Sub-adviser, at its expense, will pay for all salaries of personnel and facilities required for it to execute its duties under this Agreement.

               (d) Compliance Reports. The Sub-adviser, at its expense, will provide the Adviser with reasonable compliance reports relating to its duties under this Agreement as may be agreed to upon by such parties from time to time.

               (e) Valuation. The Sub-adviser, at its expense, will provide the Trust's custodian with market price information relating to the assets of each of the Funds at such times as the parties hereto may agree upon from time to time.

               (f) Executing Portfolio Transactions. The Sub-adviser will place orders pursuant to its investment determinations for each of the Funds either directly with the issuer or through other brokers. In the selection of brokers and the placement of orders for the purchase and sale of portfolio investments for the Fund, the Sub-adviser shall use its best efforts to obtain for each of the Funds the most favorable price and execution available. In using its best efforts to obtain the most favorable price and execution available, the Sub-adviser, bearing in mind each such Fund's best interests as all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. In no instance will portfolio securities of each such Fund be purchased from or sold to the Sub-adviser or any affiliated person of the Sub-adviser. The Trust agrees that any entity or person associated with the Adviser or the Sub-adviser which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and the Trust consents to the retention of compensation for such transactions.

               (g) Expenses. The Sub-adviser shall not be obligated to pay any expenses of or for the Trust or for any of the Funds not expressly assumed by the Sub-adviser pursuant to this Agreement.

        2. BOOKS AND RECORDS. Pursuant to Rule 31a-3 under the 1940 Act, the Sub-adviser agrees that: (a) all records it maintains for the Trust are the property of the Trust; (b) it will surrender promptly to the Trust or the Adviser any such records upon the Trust's or Adviser's request; (c) it will maintain for the Trust the records that the Trust is required to maintain pursuant to Rule 31a-1 insofar as such records relate to the investment affairs of each of the Funds; and (d) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for the Trust.

        3. OTHER AGREEMENTS. The Sub-adviser and persons controlled by or under common control with the Sub-adviser have and may have advisory, management service or other agreements with other organizations and persons, and may have other interests and businesses. Nothing in this Agreement is intended to preclude such other business relationships.

        4. COMPENSATION. Each of the Funds pays to the Adviser a monthly fee (the "Advisory Fee") at the following annual rate: International Equity Fund - 0.60% of the first $1 billion of average daily net assets of the portfolio, and 0.40% thereafter; Global Balanced Fund - 0.50% of the first $1 billion of average daily net assets of the portfolio, and 0.40% thereafter; and European Growth & Income Fund - 0.50% of the first $2 billion of average daily net assets of the portfolio, and 0.40% thereafter. The Adviser will pay to the Sub-adviser as compensation for the Sub-adviser's services rendered pursuant to this Agreement a sub-advisory fee for each Fund equal to:

               (a)  For the period from October 1, 1998 through the Shareholder
Vote:

                    (i) For each of the International Equity Fund and the Global Balanced Fund: 0.40% of the first $1 billion of the average daily net assets of the Fund's portfolio allocated to the Sub-adviser, and 0.30% thereafter;

                    (ii) For the European Growth & Income Fund: 50% of the
                Advisory Fee earned and received by the Adviser. Such fees shall be paid by the Adviser (and not by the Trust) and shall be correspondingly reduced on a pro rata basis by any reduction in the fees paid to the Adviser as a result of any voluntary, statutory or regulatory limitation on investment company expenses.

               (b) For the period following the Shareholder Vote: For each of the Funds, 100% of the Advisory Fee earned and received by the Adviser for the Fund in question. Such fees shall be paid by the Adviser (and not by the Trust) and shall be correspondingly reduced on a pro rata basis by any reduction in the fees paid to the Adviser as a result of any voluntary, statutory or regulatory limitation on investment company expenses.

Such fees shall be payable monthly, at one-twelfth of the above rate, within 15 business days after the end of such month. If the Sub-adviser shall serve for less than the whole of a month, the compensation as specified shall be prorated.

        5. AMENDMENT OF AGREEMENT. This Agreement shall not be materially amended unless the Adviser and Sub-adviser mutually agree to amend, and that such amendment is approved by the affirmative vote of a majority of the outstanding shares of each of the Funds, if required by the 1940 Act, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the members of the Board of Trustees who are not interested persons of the Trust, the Adviser or the Sub-adviser (the "Independent Trustees"). The Sub-adviser agrees to notify the Adviser of any anticipated change in control of the Sub-adviser within a reasonable time prior to such change.

        6. DURATION AND TERMINATION OF THE AGREEMENT. This Agreement shall become effective upon its execution; provided, however, that this Agreement shall not become effective unless it first has been approved (a) by a vote of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by an affirmative vote of a majority of the outstanding voting shares of each Fund. This Agreement shall remain in full force and effect continuously thereafter as follows:

               (a) By vote of a majority of the (i) Independent Trustees, or
        (ii) outstanding voting shares of each Fund, the Trust may at any time terminate this Agreement without the payment of penalty, by providing not more than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to the Adviser and the Sub-adviser.

               (b) This Agreement will terminate automatically without payment of any penalty, unless, within two years after its initial effectiveness and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Board of Trustees or the shareholders of each Fund by the affirmative vote of a majority of the outstanding shares of such Fund, and (ii) a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of such Fund for their approval and such shareholders fail to approve such continuance as provided herein, the Sub-adviser may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder.

               (c) The Adviser may at any time terminate this Agreement without the payment of any penalty by not less than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to the Sub-adviser, and the Sub-adviser may at any time without the payment of any penalty, terminate this Agreement by not less than 90 days' written notice delivered or mailed by registered mail, postage prepaid, to the Adviser.

               (d) This Agreement automatically and immediately shall terminate without the payment of any penalty, in the event of its assignment or if the Investment Management Agreement between the Adviser and the Trust shall terminate for any reason.

Upon termination of this Agreement, the duties of the Adviser delegated to the Sub-adviser under this Agreement automatically shall revert to the Adviser.

        7. NOTIFICATION OF THE ADVISER. The Sub-adviser promptly shall notify the Adviser in writing of the occurrence of any of the following events:

               (a) the Sub-adviser shall fail to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and under the laws of any jurisdiction in which the Sub-adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement.

               (b) the Sub-adviser shall have been served or otherwise have notice of any action, suit, or proceeding, inquiry, or investigation at law or in equity, before or by any court, public board or body, involving the affairs of the Trust or any Portfolio; or

               (c) any other occurrence that might affect the ability of the Sub-adviser to provide the services provided for under this Agreement.

        8. DEFINITIONS. For the purposes of this Agreement, the terms "vote of a majority of the outstanding shares," "affiliated person," "control," "interested person," and "assignment" shall have their respective meanings as defined in the 1940 Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; and references to annual approvals by the Board of Trustees shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

        9. LIABILITY OF THE SUB-ADVISER. In the absence of its willful misfeasance, bad faith, negligence, or disregard of its obligations and duties hereunder, the Sub-adviser shall not be subject to any liability to the Adviser, the Trust or their directors, Trustees, officers, or shareholders, for any act or omission in the course of, or connected with, rendering services hereunder. However, the Sub-adviser shall indemnify and hold harmless such parties from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys fees) which arise or result from Sub-adviser's willful misfeasance, bad faith, negligence, or disregard of its obligations and duties hereunder.

        10. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of California, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of California conflict with the applicable provisions of the 1940 Act, the latter shall control.

        11. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

        12. MISCELLANEOUS. The captions in this agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Where the effect of a requirement of the 1940 Act reflected in any provision of this agreement is made less restrictive by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

        IN WITNESS WHEREOF, Payden & Rygel, and Metzler-Payden, LLC have each caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.

Attest:                                     PAYDEN & RYGEL


By:______________________                   By:________________________



Attest:                                     METZLER-PAYDEN, LLC


By:______________________                   By:________________________

                                   PROXY CARD
                                  [TOP PORTION]

    [THE LANGUAGE IS THE SAME FOR EACH PROXY CARD, EXCEPT FOR THE FUND NAME.]


[NAME AND ADDRESS
OF LOCATION TO RETURN
PROXIES]


[PAYDEN & RYGEL INTERNATIONAL EQUITY FUND] (THE "FUND")

PROXY SOLICITED BY THE BOARD OF TRUSTEES OF THE PAYDEN & RYGEL INVESTMENT GROUP FOR THE SPECIAL MEETING OF SHAREHOLDERS OF THE FUND ON MONDAY, NOVEMBER 9, 1998.

The undersigned hereby appoints Shirley T. Hosoi and Gregory P. Brown, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held at 333 South Grand Avenue, 32nd Floor, Los Angeles, California 90071, on Monday, November 9, 1998 at 10:00 a.m. (Pacific Time), and of any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and the accompanying Proxy Statement and hereby instructs the attorneys and proxies to vote the shares as indicated on this Proxy Card. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The undersigned hereby revokes any proxy previously given.

PLEASE SIGN AND DATE THE PROXY CARD, RETURN THE BOTTOM PORTION OF THIS PROXY CARD WITH YOUR VOTE IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO SO ATTEND. PLEASE RETAIN THE TOP PORTION OF THE PROXY CARD.

Please indicate your vote by an "X" in the box below. This proxy, if properly executed, will be voted in the manner directed by the shareholder. If no direction is made, a duly executed proxy will be voted FOR the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OF BLACK INK AS FOLLOWS:  [x]

                                   PROXY CARD
                                [BOTTOM PORTION]

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED



[PAYDEN & RYGEL INTERNATIONAL EQUITY FUND] (THE "FUND")


THE BOARD OF TRUSTEES OF THE PAYDEN & RYGEL INVESTMENT GROUP RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

1.      Ratification of the Sub-Advisory Agreement By and        FOR      AGAINST     ABSTAIN
        Between Payden & Rygel and Metzler-Payden, LLC,          [ ]        [ ]         [ ]
        dated October 1, 1998, with respect to the Fund


Your signature(s) on this Proxy should be exactly as your name(s) appears on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


----------------------------------------    ------------------------------------
Signature (PLEASE SIGN WITHIN BOX)  Date    Signature (Joint Owner)         Date